UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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LADENBURG THALMANN FINANCIAL SERVICES INC.
4400 Biscayne Boulevard, 12th Floor
Miami, Florida 33137
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON                     , 2007
          NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Ladenburg Thalmann Financial Services Inc., a Florida corporation, will be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, New York, New York, on                     , 2007 at ___:00 ___.m., for the following purposes, all as more fully described in the attached proxy statement:
1.	To elect eleven directors to our board of directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

2.	To approve a proposal to issue shares of our common stock to New Valley LLC to retire $5,000,000 principal amount of promissory notes held by New Valley at an exchange price of $1.80 per share (representing the average closing price of our common stock for the 30 trading days ending on the date of the exchange agreement); and

3.	To transact such other business as may properly come before the meeting, and any or all postponements or adjournments thereof.
     Only shareholders of record at the close of business on May 10, 2007 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments.
     You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage-prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.
By Order of the Board of Directors
Richard J. Lampen, President and Chief Executive Officer
Miami, Florida
                                        , 2007

PROXY STATEMENT
PROPOSAL I
PROPOSAL II

LADENBURG THALMANN FINANCIAL SERVICES INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON                     , 2007
          This proxy statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by our board directors for use at an annual meeting of shareholders to be held on                     , 2007, and any postponements or adjournments.
          On or about                     , 2007, this proxy statement and the accompanying form of proxy are being mailed to each shareholder of record at the close of business on May 10, 2007.
          The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
What matters am I voting on?
     You will be voting on:
•	the election of eleven directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

•	the approval of a proposal to issue shares of our common stock to New Valley LLC to retire $5,000,000 principal amount of promissory notes held by New Valley at an exchange price of $1.80 per share (representing the average closing price of our common stock for the 30 trading days ending on the date of the exchange agreement); and

•	any other business that may properly come before the meeting.
Who is entitled to vote?
          Holders of our common stock as of the close of business on May 10, 2007, the record date, are entitled to vote at the meeting. As of the record date, we had issued and outstanding                      shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.
What is the effect of giving a proxy?
          Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.
          If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:
•	FOR the election as directors of the nominees listed below under Proposal I; and

•	FOR the approval of the proposal to issue shares of our common stock to New Valley to retire $5,000,000 principal amount of promissory notes held by New Valley, as described below under Proposal II.
          If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting.
Can I change my vote after I return my proxy card?
          You may revoke your proxy at any time before it is exercised by:
•	delivering written notification of your revocation to our secretary;

•	voting in person at the meeting; or

•	delivering another proxy bearing a later date.
          Please note that your attendance at the meeting will not alone serve to revoke your proxy.
What is a quorum?
          A quorum is the minimum number for shares required to be present at the meeting for the meeting to be properly held under our bylaws and Florida law. The presence, in person or by proxy, of a majority of all outstanding shares of common stock entitled to vote at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are counted in the determination of a quorum.
How may I vote?
          You may vote your shares by mail. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You may specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.
How many votes are needed for approval of each matter?
          The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of a direction of the securities holder to withhold authority, abstentions or a broker non-vote) will not be counted in such nominee’s favor.

          Proposal II must be approved by a majority of the votes cast at the meeting. Abstentions and shares deemed present at the meeting but not entitled to vote with respect to Proposal II (because of either shareholder withholding or broker non-vote) are not deemed voted and therefore will have no effect on such vote. With respect to Proposal II, pursuant to the Debt Exchange Agreement described below, New Valley LLC and several shareholders affiliated with New Valley have agreed to vote the shares of our common stock in accordance with the vote of a majority of votes cast at the meeting, excluding the shares held by such parties.
Security Ownership of Certain Beneficial Owners and Management
          The following table sets forth certain information as of                      , 2007 with respect to the beneficial ownership of our common stock by (i) those persons or groups known to beneficially own more than 5% of our voting securities, (ii) each of our current executive officers and directors, (iii) each nominee for director, (iv) each of the executive officers named in the Summary Compensation Table below and (v) all of our current directors and executive officers as a group. Except as otherwise stated, the business address of each of the below listed persons is c/o Ladenburg Thalmann Financial Services Inc., 4400 Biscayne Boulevard, 12th Floor, Miami, Florida 33137.

	Beneficial ownership(1) of			Beneficial ownership of
	our common stock prior to			our common stock following
	the Debt Exchange			the Debt Exchange(2)
	Number of			Number of
Name of Beneficial Owner	Shares		Percent	Shares		Percent
Phillip Frost, M.D.	48,825,909	(3)	31.05%	48,825,909	(3)	30.51%
Richard J. Rosenstock	4,209,779	(4)	2.67%	4,209,779	(4)	2.63%
Mark D. Klein	1,750,000	(5)	1.10%	1,750,000	(5)	1.08%
Howard M. Lorber(6)	3,321,607	(7)	2.11%	3,321,607	(7)	2.08%
Mark Zeitchick	2,010,045	(8)	1.27%	2,010,045	(8)	1.25%
Saul Gilinski(9)	963,600	(10)	*	963,600	(10)	*
Richard J. Lampen	328,781	(11)	*	328,781	(11)	*
Dr. Richard M. Krasno(12)	180,500	(13)	*	180,500	(13)	*
Henry C. Beinstein(14)	102,835	(15)	*	102,835	(15)	*
Robert J. Eide(16)	94,386	(17)	*	94,386	(17)	*
Diane Chillemi	50,000	(18)	*	50,000	(18)	*
Jeffrey S. Podell(19)	62,013	(20)	*	62,013	(20)	*
Brian S. Genson(21)	40,000	(22)	*	40,000	(22)	*
New Valley LLC(23)	11,111,111	(24)	7.07%	13,888,889	(24)	8.68%
Salvatore Giardina(25)	0		*	0		*
All directors and executive officers as a group (12 persons)	60,189,455	(26)	38.29%	60,189,455	(26)	37.62%

*	Less than 1 percent.

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The information concerning the shareholders is based upon numbers reported by the owner in documents publicly filed with the SEC, publicly available information or information made known to us. Except as otherwise indicated, all of the shares of common stock are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

(2)	Assumes the issuance of 2,777,778 shares of common stock that may be issued to New Valley to retire its $5,000,000 principal amount of outstanding promissory notes, pursuant to the terms of the Debt Exchange Agreement, dated as of February 13, 2007, between us and New Valley LLC, as such transaction is more fully described under Proposal II.

(3)	Represents (i) 5,772,478 shares of common stock held by Frost Gamma Investments Trust, a trust organized under Florida law (“Frost Gamma”), (ii) 43,013,431 shares of common stock held by Frost-Nevada Investments Trust (“Frost Trust”), a trust organized under Florida law, and (iii) 40,000 shares of common stock issuable upon exercise of currently exercisable options held by Dr. Frost. Dr. Frost is the sole trustee of both Frost Gamma and Frost Trust. Does not include 1,220,000 shares of common stock issuable upon exercise of options held by Dr. Frost that are not currently exercisable and that will not become exercisable within the next 60 days. As the sole trustee of the Gamma Trust and the Frost Trust, Dr. Frost may be deemed the beneficial owner of all shares owned by Frost Gamma and the Frost Trust, respectively, by virtue of his power to vote or direct the vote of such shares or to dispose or direct the disposition of such shares owned by such trusts. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Securities Exchange Act of 1934, each of these persons will be deemed to be the beneficial owner of the shares held by any other such person. The foregoing information was derived from a Schedule 13D filed with the SEC on December 9, 1997, as amended, as well as from information made known to us.

(4)	Represents (i) 169,633 shares of common stock held directly by Mr. Rosenstock, (ii) 3,701,346 shares of common stock held of record by The Richard J. Rosenstock Revocable Living Trust Dated 3/5/96, of which Mr. Rosenstock is the sole trustee and beneficiary, (iii) 35,000 shares of common stock held of record by the NFS/FMTC Rollover IRA for the benefit of Richard J. Rosenstock, (iv) 5,000 shares of common stock held of record by the NFS/FMTC IRA for the benefit of Richard J. Rosenstock, (v) 5,000 shares of common stock held of record by the NFS/FMTC IRA for the benefit of Roni L. Rosenstock, Mr. Rosenstock’s wife, (vi) 251,250 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Rosenstock and (vii) 42,550 shares of common stock issuable upon exercise of currently exercisable warrants held by Roni L. Rosenstock. Does not include (i) 28,750 shares of common stock issuable upon exercise of options held by Mr. Rosenstock and (ii) 382,950 shares of common stock issuable upon exercise of warrants held by Roni L. Rosenstock, which such options and warrants are not currently exercisable and will not become exercisable within the next 60 days.

(5)	Represents 1,750,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Klein. Does not include 2,250,000 shares of common stock issuable upon exercise of options held by Mr. Klein that are not currently exercisable and that will not become exercisable within the next 60 days.

(6)	Mr. Lorber’s business address is c/o New Valley LLC, 100 S. E. Second Street, Miami, Florida 33131.

(7)	Represents (i) 2,719,580 shares of common stock held directly by Mr. Lorber, (ii) 301,227 shares of common stock held by Lorber Epsilon 1999 Limited Partnership, a Delaware limited partnership, (iii) 220,800 shares of common stock held by Lorber Alpha II Limited Partnership, a Nevada limited partnership, and (iv) 80,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Lorber. Mr. Lorber indirectly exercises sole voting power and sole dispositive power over the shares of common stock held by the partnerships. Lorber Epsilon 1999 LLC, a Delaware limited liability company, is the general partner of Lorber Epsilon 1999 Limited Partnership. Lorber Alpha II Limited Partnership is the sole member of, and Mr. Lorber is the manager of, Lorber Epsilon 1999 LLC. Lorber Alpha II, Inc., a Nevada corporation, is the general partner of Lorber Alpha II Limited Partnership. Mr. Lorber is the

director, officer and principal stockholder of Lorber Alpha II, Inc. Does not include (i) the shares of common stock beneficially owned by New Valley LLC, of which Mr. Lorber serves as an executive officer and director of its parent, Vector Group Ltd., (ii) 427,789 shares of common stock held by the Lorber Charitable Fund, a New York not-for-profit corporation, of which family members of Mr. Lorber serve as directors and executive officers and (iii) 320,000 shares of common stock issuable upon exercise of options held by Mr. Lorber that are not currently exercisable and that will not become exercisable within the next 60 days.

(8)	Includes (i) 1,539,211 shares of common stock held of record by MZ Trading LLC, of which Mr. Zeitchick is the sole managing member and (ii) 470,834 shares of common stock issuable upon exercise of currently exercisable options held by MZ Trading. Does not include (i) 154,166 shares of common stock issuable upon exercise of options held by MZ Trading and (ii) 600,000 shares of common stock issuable upon exercise of options held by Mark Zeitchick. All of these options are not currently exercisable and will not become exercisable within the next 60 days.

(9)	The business address of Mr. Gilinski is C.I. Farmacapsulas S.A., 1893 S.W. Third Street, Pompano Beach, Florida 33069.

(10)	Does not include 20,000 shares of common stock issuable upon exercise of options held by Mr. Gilinski that are not currently exercisable and that will not become exercisable within the next 60 days.

(11)	Represents (i) 248,781 shares of common stock held by Mr. Lampen and (ii) 80,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Lampen. Does not include (i) the shares of common stock beneficially owned by New Valley LLC, of which Mr. Lampen serves as an executive officer of its parent, Vector Group Ltd., and (ii) 620,000 shares of common stock issuable upon exercise of options held by Mr. Lampen that are not currently exercisable and that will not become exercisable within the next 60 days.

(12)	The business address of Dr. Krasno is the William R. Kenan, Jr. Charitable Trust, P.O. Box 3858, Chapel Hill, North Carolina 27515.

(13)	Does not include 20,000 shares of common stock issuable upon exercise of options held by Dr. Krasno that are not currently exercisable and that will not become exercisable within the next 60 days.

(14)	Mr. Beinstein’s business address is c/o Gagnon Securities, 1370 Avenue of the Americas, New York, New York 10019.

(15)	Includes (i) 1,532 shares of common stock held of record in the individual retirement account of Mr. Beinstein’s spouse and (ii) 80,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Beinstein. Does not include 20,000 shares of common stock issuable upon exercise of options held by Mr. Beinstein that are not currently exercisable and that will not become exercisable within the next 60 days.

(16)	Mr. Eide’s business address is c/o Aegis Capital Corp., 810 Seventh Avenue, New York, New York 10019.

(17)	Includes 20,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Eide. Does not include 20,000 shares of common stock issuable upon exercise of options held by Mr. Eide that are not currently exercisable and that will not become exercisable within the next 60 days.

(18)	Represents 50,000 shares of common stock issuable upon exercise of currently exercisable options held by Ms. Chillemi. Does not include 50,000 shares of common stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days.

(19)	Mr. Podell’s business address is 173 Doral Court, Roslyn, New York 11576.

(20)	Includes 20,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Podell. Does not include 20,000 shares of common stock issuable upon exercise of options held by Mr. Podell that are not currently exercisable and that will not become exercisable within the next 60 days.

(21)	Mr. Genson’s business address is 100 Crystal Court, Hewlett, New York 11557.

(22)	Includes 20,000 shares of common stock issuable upon exercise of currently exercisable options held by Mr. Genson. Does not include 20,000 shares of common stock issuable upon exercise of options held by Mr. Genson that are not currently exercisable and that will not become exercisable within the next 60 days.

(23)	New Valley LLC is wholly-owned by Vector Group Ltd. The address for New Valley LLC and Vector Group Ltd. is 100 S. E. Second Street, Miami, Florida 33131.

(24)	The foregoing information was derived from a Schedule 13D originally filed with the SEC on February 20, 2001, as amended, as well as from information made known to us.

(25)	Mr. Giardina was our vice president and chief financial officer from October 2002 to July 2006.

(26)	Includes 1,154,634 shares of common stock issuable upon exercise of currently exercisable options and excludes 3,495,866 shares of common stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days.

PROPOSAL I
ELECTION OF DIRECTORS
          At this year’s annual meeting of shareholders, eleven directors will be elected to hold office for a term of one year expiring at the next annual meeting of shareholders. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.
          Unless authority is withheld, the proxies solicited by the board of directors will be voted FOR the election of these nominees. Our articles of incorporation does not provide for cumulative voting. In case any of the nominees becomes unavailable for election to the board of directors, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The eleven nominees for directors, their current positions with us (if any), their term of office and their business background are set forth below.
          Henry C. Beinstein, 64 years old, has been a member of our board of directors since May 2001. Mr. Beinstein has been a director of Vector Group Ltd., a New York Stock Exchange listed holding company, since 1994. Vector Group is engaged principally in the tobacco business through its Liggett Group LLC subsidiary and in the real estate and investment business through its New Valley LLC subsidiary. New Valley owns 50% of Douglas Elliman Realty, LLC, which operates the largest residential brokerage company in the New York metropolitan area. He has also been a director of New Valley since March 1994. Since January 2005, Mr. Beinstein has been a partner of Gagnon Securities, LLC, a broker-dealer and a member firm of the NASD and has been a money manager and an analyst and registered representative of such firm since August 2002. He retired in August 2002 as the executive director of Schulte Roth & Zabel LLP, a New York-based law firm, a position he had held since August 1997. Before that, Mr. Beinstein had served as the managing director of Milbank, Tweed, Hadley & McCloy LLP, a New York-based law firm, commencing in November 1995. From April 1985 through October 1995, Mr. Beinstein was the executive director of Proskauer Rose LLP, a New York-based law firm. Mr. Beinstein is a certified public accountant in New York and New Jersey and prior to joining Proskauer was a partner and national director of finance and administration at Coopers & Lybrand.
          Robert J. Eide, 54 years old, has been a member of our board of directors since May 2001. He has been the chairman and chief executive officer of Aegis Capital Corp., a broker-dealer and a member firm of the NASD, since 1984. Mr. Eide also serves as a director of Nathan’s Famous, Inc., a chain of fast food restaurants, and Vector Group.
          Phillip Frost, M.D., 70 years old, has been chairman of our board of directors since July 2006 and he has been a member of our board of directors since March 2004. He also served as a member of our board of directors from May 2001 until July 2002. Since January 2006, Dr. Frost has served as vice chairman of the board of directors of Teva Pharmaceutical Industries Ltd., which is among the top 20 pharmaceutical companies in the world and is the leading generic pharmaceutical company. Since March 2007, he has served as chairman of the board and chief executive officer of eXegenics, Inc., a clinical-stage biopharmaceutical company focused on the development of innovative therapies for the treatment and prevention of ophthalmic disease. From 1972 to 1990, Dr. Frost was the chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida. From 1972 to 1986, Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc., and from 1987 to January 2006, he served as chairman of the board of directors and chief executive officer of IVAX Corporation. Dr. Frost is a director of Continucare Corporation, an American Stock Exchange-listed provider of outpatient healthcare and home healthcare services, Northrop Grumman Corp., an aerospace company, Castle Brands, Inc., an American Stock Exchange-listed developer and marketer of liquor, Cellular Technical Services, Inc., a provider of products and services for the telecommunications industry, and Protalix BioTherapeutics a pharmaceutical company. He is also on the Board of Regents of the Smithsonian Institution, a member of the Board of Trustees of the University of Miami, and co-vice chairman of the Board of Governors of the American Stock Exchange.
          Brian S. Genson, 58 years old, has been a member of our board of directors since October 2004. Mr. Genson has been president of Pole Position Investments, a company engaged in the motor sport business, since 1989. Mr. Genson also serves as a managing director of F1 Action located in Stanstead, England, which is engaged in investing in the motor sport industry. Mr. Genson was also responsible for introducing Ben and Jerry’s Ice Cream Company to the Japanese market. Mr. Genson also serves as a director of Nathan’s Famous.
          Saul Gilinski, 52 years old, has been a member of our board of directors since November 2006. Mr. Gilinski has served as president and a director of Osmopharm S.A., a Swiss-based manufacturer of modified release pharmaceutical active ingredients, since 1999. He has served as the chairman of C.I. Farmacapsulas S.A., one of the largest manufacturers of pharmaceutical capsules in the world, since 1985. Since December 2003, Mr. Gilinski has served as chairman of Capscanada Corporation, a Canada-based manufacturer of pharmaceutical capsules. Since 1994, he has served as chairman of Ajix, Inc., a distribution import/export company. He is also a director of Premier Commercial Realty, Inc., one of the largest developers of commercial property in South Florida.
          Dr. Richard M. Krasno, 65 years old, has been a member of our board of directors since November 2006. Dr. Krasno has served as the executive director of the William R. Kenan, Jr. Charitable Trust and as president of the four affiliated William R. Kenan, Jr. Funds since October 1999. Prior to joining the Trust, Dr. Krasno was the president of the Monterey Institute of International Studies in Monterey, California. From 1981 to 1998, he served as president and chief executive officer of the Institute of International Education in New York. He also served as Deputy Assistant Secretary of Education in Washington, D.C. from 1979 to 1980.
          Richard J. Lampen, 53 years old, has been our president and chief executive officer since September 2006 and a member of our board of directors since January 2002. Since July 1996, Mr. Lampen has served as executive vice president of Vector Group. From October 1995 to December 2005, Mr. Lampen served as the executive vice president and general counsel of New Valley, where he also served as a member of its board of directors. Since January 1997, Mr. Lampen has served as a director of CDSI Holdings Inc., an affiliate of New Valley seeking acquisitions or investments, and since November 1998 has been its president and chief executive officer. From May 1992 to September 1995, Mr. Lampen was a partner at Steel Hector & Davis, a law firm located in Miami, Florida. From January 1991 to April 1992, Mr. Lampen was a managing director at Salomon Brothers Inc, an investment bank, and was an employee at Salomon Brothers from 1986 to April 1992. Mr. Lampen has served as a director of a number of other companies, including U.S. Can Corporation, The International Bank of Miami, N.A. and Spec’s Music Inc., as well as a court-appointed independent director of Trump Plaza Funding, Inc.
          Howard M. Lorber, 58 years old, has been vice chairman of our board of directors since July 2006. Previously, Mr. Lorber had been chairman of our board of directors from May 2001 to July 2006. Mr. Lorber has been president and chief executive officer of Vector Group since January 2006 and has served as a director of Vector Group since January 2001. He served as president and chief operating officer of Vector Group from January 2001 to December 2005. From November 1994 to December 2005, Mr. Lorber served as president and chief operating officer of New Valley, where he also served as a director. Mr. Lorber was chairman of the board of directors of Hallman & Lorber Assoc. Inc., consultants and actuaries of qualified pension and profit sharing plans, and various of its affiliates from 1975 to December 2004 and has been a consultant to these entities since January 2005; a stockholder and a registered representative of Aegis Capital Corp. since 1984; chairman of the board of directors since 1987 and chief executive officer from November 1993 to December 2006 of Nathan’s Famous; a consultant to Vector Group and its Liggett subsidiary from January 1994 to January 2001; and a director of United Capital Corp., a real estate investment and diversified manufacturing company. He is also a trustee of Long Island University.

          Jeffrey S. Podell, 66 years old, has been a member of our board of directors since October 2004. Mr. Podell has been the chairman of the board and president of Newsote, Inc., a privately-held holding company, since 1989. He also serves as a director of Vector Group.
          Richard J. Rosenstock, 54 years old, has been a member of our board of directors since August 1999. From May 2001 until December 2002, Mr. Rosenstock served as vice chairman of our board of directors and from August 1999 until December 2002, served as our chief operating officer. He also served as our president from August 1999 until May 2001. Since January 2003, Mr. Rosenstock has been a registered representative of Ladenburg. Mr. Rosenstock was affiliated with Ladenburg Capital Management Inc., one of our subsidiaries, from 1986 until December 2002, serving from May 2001 as Ladenburg Capital Management’s chief executive officer. From January 1994 until May 1998, he served as an executive vice president of Ladenburg Capital Management and was its president from May 1998 until November 2001.
          Mark Zeitchick, 41 years old, has been our executive vice president since September 2006 and a member of our board of directors since August 1999. From August 1999 until December 2003, Mr. Zeitchick served as one of our executive vice presidents. Mr. Zeitchick has also been president and chief executive officer of Ladenburg since September 2006 and a registered representative with Ladenburg since March 2001. Mr. Zeitchick has also been affiliated with Ladenburg Capital Management since October 1993. Mr. Zeitchick has been Ladenburg Capital Management’s co-chairman since November 2001. From September 1995 until November 2001, he was an executive vice president of Ladenburg Capital Management. From May 2001 until November 2001, he served as chairman of Ladenburg Capital Management, and became co-chairman in November 2001.
          Other Executive Officer
          Diane Chillemi, 48 years old, has been our vice president and chief financial officer since July 2006 and served as our controller from June 2006 to July 2006. From June 2004 to June 2006, Ms. Chillemi managed her personal investments. From January 2003 to June 2004, Ms. Chillemi served as controller for Ladenburg. She served as our chief financial officer from August 1999 to May 2001. Ms. Chillemi joined Ladenburg Capital Management Inc., one of the Company’s former operating subsidiaries, in February 1997 as its director of finance and from July 1999 to June 2003 served as its chief financial officer. She served as an accounting manager at CT Legal Information Services, a service provider to the legal community, from September 1996 until February 1997, was a consultant to Ladenburg Capital Management Inc. from May 1996 until September 1996, and was a financial services manager with Darby Group Co., Inc., a manufacturer and distributor of generic drugs and medical supplies, from July 1984 until March 1996.
Independence of Directors
          Our common stock is listed on the American Stock Exchange. As a result, we follow the rules of the Exchange in determining if a director is independent. The board of directors also consults with our counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Consistent with these considerations, the board of directors affirmatively has determined that Messrs. Beinstein, Eide, Genson, Gilinski, Krasno and Podell will be our independent directors for the upcoming year. The other remaining directors may not be deemed independent under the Exchange’s rules because they are currently employed by us or have other prior or existing relationships with us that may result in them being deemed not “independent.” All members of our audit, compensation and nominating committees are independent.
Board and Committee Information

          During the fiscal year ended December 31, 2006, our board of directors met four times and acted by unanimous written consent three times. Two members of our board of directors attended our last annual meeting. Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. We have standing executive, nominating, compensation and audit committees of the board of directors. Each of our current directors attended at least 75% of the aggregate number of meetings of the board and of each committee of which he was a member held in 2006.
Executive Committee Information
          Our executive committee was formed in December 2005 and is currently comprised of Dr. Phillip Frost, Richard J. Lampen and Mark Zeitchick, with Dr. Frost acting as chairman. The executive committee is vested with all the power of the board of directors (other than actions which are vested in other committees of the board of directors) except: (a) approving or recommending to shareholders actions or proposals required under the Florida Business Corporation Act to be approved by shareholders; (b) filling vacancies on the board of directors or on any committee thereof; (c) adopting, amending or repealing our bylaws; (d) authorizing or approving a repurchase of any of our securities; or (e) authorizing or approving the issuance of any of our securities. The executive committee met informally during the fiscal year ended December 31, 2006.
Nominating Committee Information
          Our nominating committee was formed in February 2004 and is currently comprised of Henry C. Beinstein, Robert J. Eide and Dr. Richard Krasno, each of whom is an independent director. The nominating committee is responsible for overseeing the selection of persons to be nominated as our directors. The nominating committee considers persons identified by its members, management, investors, investment bankers and others. The nominating committee does not have a written charter, nor does it have any formal criteria for nominees. However, we feel that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, and be willing to devote significant time to the promotion of the oversight duties of the board of directors of a public company. For more information regarding our nomination process, see the section entitled “2008 Annual Meeting Shareholder Proposals and Nominations” below.
          At the annual meeting to which this proxy relates, the persons to be elected are current executive officers and directors standing for re-election.
          Our nominating committee met once in 2006 and has met once in 2007 prior to the annual meeting.
          Compensation Committee Interlocks and Insider Participation
          Our compensation committee is currently comprised of Messrs. Beinstein, Eide, Genson and Krasno. None of these individuals has ever served as an officer of ours or of any of our subsidiaries.
          Mr. Eide is the chairman and chief executive officer of a brokerage firm which does business with Ladenburg Thalmann & Co. in the ordinary course on customary terms. Such firm has acted as a selected dealer in several securities offerings in which Ladenburg Thalmann & Co. was an underwriter. See “Certain Relationships and Related Transactions” below.
Audit Committee Information and Report

          Our audit committee was established in November 1999. The audit committee is appointed by our board of directors to assist the board in monitoring: (i) the integrity of our annual, quarterly and other financial statements; (ii) our independent auditor’s qualifications and independence; (iii) the performance of our independent auditor; and (iv) our compliance with legal and regulatory requirements. The audit committee is also responsible for reviewing and approving all related-party transactions.
          Our audit committee is currently comprised of Henry C. Beinstein, Robert J. Eide, Saul Gilinski and Jeffrey S. Podell, with Mr. Beinstein serving as the chairman of the committee. Except pursuant to limited exceptions, our audit committee is required by the American Stock Exchange to be comprised of at least three “independent directors” who are also “financially literate” as defined in the standards. These listing standards define an “independent director” generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. The listing standards define “financially literate” as being able to read and understand fundamental financial statements (including a company’s balance sheet, income statement and cash flow statement). Our board of directors has determined that each member of the audit committee is an independent director and is financially literate as required by the applicable rules of the American Stock Exchange and the Securities and Exchange Commission.
Financial Expert on Audit Committee
          Our board of directors has determined that Mr. Beinstein is our “audit committee financial expert” (as defined in Regulation 240.401(h)(1)(i)(A) of Regulation S-K). Our board of directors has also determined that Mr. Beinstein would be considered an “independent” director under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.
Meetings and Attendance
          During the fiscal year ended December 31, 2006, the audit committee met seven times and acted by unanimous written consent four times.
Audit Fees
          For the fiscal years ended December 31, 2006 and 2005, the aggregate fees billed for professional services rendered by Eisner LLP, our independent auditors, for the audit of our annual financial statements, the audit of our internal controls over financial reporting under Sarbanes-Oxley Section 404, and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $396,000 and $208,000, respectively.
Audit-Related Fees
          For the fiscal years ended December 31, 2006 and 2005, the aggregate fees billed for assurance and related services by Eisner LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph entitled “Audit Fees” above were $24,200 and $22,000, respectively. These fees were for the audit of our 401(k) retirement plan for 2006 and 2005 and the audit and tax returns of the Ladenburg Focus Fund, L.P. for 2004.
Tax Fees
          For the fiscal years ended December 31, 2006 and 2005, the aggregate fees billed for professional services rendered by Eisner LLP for tax compliance, tax advice, and tax planning were $39,000 and $37,000 respectively. The services performed include the preparation of our federal, state and local income tax returns for the fiscal years ended September 30, 2006 and 2005.

All Other Fees
          For the fiscal years ended December 31, 2006 and 2005, the aggregate fees billed for products and services provided by Eisner LLP, other than the services reported above were $10,118 and $19,000, respectively. The services performed were research of various accounting and tax issues during both years and agreed upon procedures relating to Ladenburg’s compliance with the anti-money laundering requirements of the PATRIOT Act of 2001 for 2004.
Audit Committee Pre-Approval Policies and Procedures
          In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage Eisner LLP to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in the sections entitled “Audit Fees,” Audit-Related Fee,” “Tax Fees” and “All Other Fees” above.
Audit Committee Report
     Pursuant to the audit committee’s written charter, which was adopted on June 29, 2000, as amended and restated on August 12, 2003, and re-adopted on September 26, 2006, our audit committee’s responsibilities include, among other things:
•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;

•	discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

•	reviewing disclosures made to the audit committee by our chief executive officer and chief financial officer during their certification process for our Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all auditing services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.
          Our audit committee has met and held discussions with management and Eisner LLP, our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees), as amended and the committee discussed with the independent auditors and management the auditors’ independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent auditors. Based upon the committee’s discussion with management and the independent auditors and the committee’s review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the board of directors include the audited consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2006.
The Members of the Audit Committee
Henry C. Beinstein
Robert J. Eide
Saul Gilinski
Jeffrey S. Podell
Compensation Discussion and Analysis
          Our compensation committee was established in November 1999 and is currently comprised of Henry C. Beinstein, Robert J. Eide, Brian S. Genson and Dr. Richard Krasno, each of whom is an independent director. During the fiscal year ended December 31, 2006, the compensation committee met six times and acted by unanimous written consent six times. The responsibilities of the committee include:
•	establishing the general compensation policy for our executive officers, including our chief executive officer;

•	administering our Qualified Employee Stock Purchase Plan (“QESPP”) and our Amended and Restated 1999 Performance Equity Plan (“Equity Plan”) (which is designed to comply with the requirements of Section 162(m) of the Internal Revenue Code); and

•	in administering each of these plans, determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants.
          Our compensation policies, established by our compensation committee, are generally designed to provide competitive levels of compensation that integrate pay with our annual performance and reward above average corporate performance, recognize individual initiative and achievements, and assist us in attracting and retaining qualified executives. In addition to the guidance provided by our compensation committee, we may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive officers. This could include subscriptions to executive compensation surveys and other databases.
          The compensation committee makes all final determinations with respect to executive officers’ compensation, based on an appraisal of our financial status. Our chief executive officer may make recommendations to the compensation committee relating to the compensation of executive officers, but the compensation committee has full autonomy in determining executive compensation.
          Our compensation committee is charged with performing an annual review of our executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies.
          Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation paid to the chief executive officer and the four other most highly compensated officers in excess of $1 million in any taxable year. The effect of Section 162(m) is substantially mitigated by our net operating losses, although the amount of any deduction disallowed under Section 162(m) could increase our alternative minimum tax by up to 2% of such disallowed amount. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are satisfied. In determining executive compensation, our compensation committee considers, among other factors, the possible tax consequences. Tax consequences, including tax deductibility, are subject to many factors (such as changes in the tax laws) that are beyond our control. In addition, the compensation committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the committee, while considering tax deductibility as one of the factors in determining compensation, does not limit compensation to those levels or types of compensation that will be deductible by us.
          Our agreements with our executive officers have generally included compensation in the form of (i) a base salary, which was not anticipated to be the sole component of our executives total annual cash compensation, (ii) if the executive is a registered representative, brokerage commissions with respect to customer accounts for which such individuals were the designated account representatives and (iii) a grant of stock options under the Equity Plan. We have also included compensation in the form of bonuses in certain instances. Although our compensation committee reviews total compensation, the various elements of compensation are not inter-related. For instance, if options that are granted in one year become underwater due to a decrease in our stock price, the amount of compensation paid to an executive officer for the next year is not impacted. Similarly, if options become extremely valuable due to a rising stock price, the amount of compensation for the next year is not affected. A full description of the agreements we have with our executive officers is set forth below under the caption “Compensation Arrangements for Executive Officers.”
          We believe it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the brokerage industry. Our compensation committee seeks to stay apprised of the cash and equity compensation practices of publicly held companies in the brokerage industry through the review of such companies’ public reports and through other resources.

          Compensation Components
          Base Salary. Generally, we set executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. We seek to maintain base salary amounts at or near the industry norms while avoiding paying amounts in excess of what we believe is necessary to motivate executives to meet corporate goals. Base salaries are generally reviewed annually, subject to terms of employment agreements, and our compensation committee and board will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience. In September 2006, we increased the base salary of Mark Zeitchick from $200,000 to $250,000 upon his election as chief executive officer of Ladenburg Thalmann & Co.
          Brokerage Commissions. If the executive is a registered representative, part of the executive’s total compensation is a percentage of the brokerage commissions with respect to customer accounts for which such individuals were the designated account representatives. We believe this form of additional compensation helps incentivize our executives.
          Equity Awards. We also use stock options and other stock-based awards to reward long-term performance. We believe that providing a meaningful portion of our executives’ total compensation package in stock options and other stock-based awards will align the incentives of our executives with the interests of our shareholders and with our long-term success. The compensation committee and board develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives.
          Equity awards will be granted through the Equity Plan, which was adopted by our shareholders in August 1999 and most recently amended in November 2006. The Equity Plan will terminate when no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until May 26, 2009. The plan is intended to comply with the regulations issued under Section 162(m) of the Internal Revenue Code and is administered by our compensation committee. To the extent permitted under the provisions of the plan, the compensation committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of awards.
          Other Compensation. We have established and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans will be available to all salaried employees and will not discriminate in favor of executive officers. We also may design and utilize cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon.
          Compensation Committee Report
          The compensation committee has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and, based upon the review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Members of the Compensation Committee
Henry C. Beinstein
Robert J. Eide
Brian S. Genson
Dr. Richard M. Krasno

Notwithstanding anything to the contrary set forth in our previous filings under the Securities Act or the Exchange Act that might incorporate future filings made by us under those statutes, the sections set forth above under the captions entitled “Audit Committee Information and Report” and “Compensation Committee Report” will not be incorporated by reference in any of those prior filings or any future filings by us.
          Summary Compensation Table
          The following table shows the compensation paid or earned by each of the named executive officers (collectively, the “Named Executive Officers”) for the fiscal year ended December 31, 2006.

						Non-Equity
					Option	Incentive Plan	All Other
	Fiscal	Salary			Awards	Compensation	Compensation		Total
Name and Principal Position	Period	($) (1)	Bonus ($)		($)(4)	($)	($)		($)
Richard J. Lampen Chief Executive Officer and President	2006	— (2)	—		60,201	—	17,000	(2)	77,201

Diane Chillemi Vice President and Chief Financial Officer	2006	101,410	40,000		52,179	—	—		193,589

Mark Zeitchick Executive Vice President	2006	216,667	160,000		103,169	—	168,689	(6)	648,525

Mark D. Klein Former Chief Executive Officer and President	2006	125,000	125,000	(3)	480,434	1,271,758 (5)	270,000	(6)	2,272,192

Salvatore Giardina Former Vice President and Chief Financial Officer	2006	132,260	10,000		23,502	—	—		165,762

(1)	Reflects actual base salary amounts paid for 2006.

(2)	Represents fees paid to Mr. Lampen for his service on our board of directors set forth under the caption “Compensation Arrangements for Directors” below. Does not include payments pursuant to the management services agreement with Vector Group set forth under the caption “Compensation Arrangements for Executive Officers” below.

(3)	Represents pro-rata accrual of bonus amount provided for in Mr. Klein’s prior employment agreement.

(4)	Represents compensation cost of option awards as described in FAS 123R, but does not reflect the estimate for forfeitures related to service –based vesting. Assumptions used in the calculation of such amounts are included in note 15 to our audited financial statements for the year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the SEC on March 16, 2007.

(5)	Represents cash amounts payable under terms of Mr. Klein’s amended employment agreement based on a percentage of net revenues and investment banking fees earned during 2006 by segments of our investment banking and asset management business.

(6)	Represents commissions earned from customer accounts for which the individual is a designated account representative.
Compensation Arrangements for Executive Officers
          Effective as of April 1, 2005, we entered into an employment agreement with Mark D. Klein pursuant to which Mr. Klein served as our president and chief executive officer and as chairman and chief executive officer of Ladenburg. On July 13, 2006, we entered into an amended and restated employment agreement with Mr. Klein. Pursuant to the agreement, Mr. Klein served as our president and chief executive officer until September 6, 2006, and served as the chairman of Ladenburg until February 20, 2007. At that time, we further amended the agreement to provide for his continued employment with us through March 31, 2009. Pursuant to the amended and restated employment agreement, Mr. Klein no longer receives a salary. He now receives a certain percentage of net revenues and investment banking fees earned during the term of the agreement by segments of our investment banking and asset management businesses. In connection with Mr. Klein’s employment with us, we granted him options in March 2005 to purchase 5,000,000 shares of our common stock at a price of $0.465 per share. The options vested as to 10% of the options on the date of grant, as to 22.5% of the options on each of March 4, 2006 and 2007 and as to 22.5% of the options in two annual installments commencing on March 4, 2008 and expire on March 4, 2015. The options provide that if a “change of control” (as defined in the Employment Agreement) occurs, all options not yet vested will vest and become immediately exercisable. In the event that Mr. Klein’s employment is terminated by reason of his death, disability, by us without “cause” or by Mr. Klein for “good reason” (as such terms are defined in the employment agreement), any unvested portion of the option that would have vested had he remained employed for the remainder of the then current employment period shall immediately vest and such vested portion shall remain exercisable for a period of one year following Mr. Klein’s termination of employment or for the remainder of the term of the option, whichever period is shorter. In the event that Mr. Klein’s employment is terminated for any other reason, the option shall immediately terminate.
          In connection with Mr. Klein’s employment, Mr. Klein purchased from us 2,222,222 shares of our common stock at $0.45 per share in March 2005.
          Richard J. Lampen currently serves as our president and chief executive officer pursuant to a management services agreement with Vector Group. Pursuant to this agreement, Vector Group makes Mr. Lampen’s services available to us and will provide, upon our request, other financial and accounting resources, including assistance in complying with Section 404 of the Sarbanes-Oxley Act of 2002, in exchange for an annual fee of $250,000, payable in quarterly installments, and an indemnification by us of Vector Group. The management agreement is terminable by either party on 30 days’ prior notice.
          Mark Zeitchick currently serves as our executive vice president and president and chief executive officer of Ladenburg Thalmann & Co. Under his employment agreement, Mr. Zeitchick receives an annual base salary of $250,000, a percentage of commissions from customer accounts for which he is a designated account representative and a discretionary bonus. The agreement extends through December 31, 2007 but will be automatically renewed for successive one year periods unless terminated by either party upon 30 days’ prior written notice.
          Diane Chillemi currently serves as our vice president and chief financial officer as an “at-will” employee under the terms of a letter agreement. Pursuant to the letter agreement, Ms. Chillemi receives an annual base salary of $175,000. Additionally, in connection with Ms. Chillemi’s employment, she was granted an option to purchase 100,000 shares of common stock at $1.03 per share. The option, which expires on July 5, 2016, vested immediately as to 50,000 shares and vests as to 12,500 shares in four equal annual installments commencing on July 6, 2007.

Grants of Plan-Based Awards
          The following table presents information with respect to the stock options and non-equity incentive compensation granted in the fiscal year ended December 31, 2006 to the Named Executive Officers. There can be no assurance that the Grant Date Fair Value of Option Award will ever be realized by the individual. The amount of these awards that were expensed is shown in the Summary Compensation Table.

					All other
					option
					awards:
		Estimated Future Payouts Under			Number of	Exercise or	Grant Date Fair
		Non-Equity Incentive Plan Awards			securities	base price	Value of Option
			(1)		underlying	of option	Award
	Grant	Threshold	Target	Maximum	options	awards	($)
Name	Date	($)	($)	($)	(#)	($)	(2)
Richard J. Lampen	7/18/06	—	—	—	600,000	0.88	475,440
	11/6/06				20,000	1.39	25,028
Diane Chillemi	7/6/06	—	—	—	100,000	1.03	92,760
Mark Zeitchick	7/18/06	—	—	—	600,000	0.88	475,440
Mark D. Klein	—	750,000	—	—	—	—	—
Salvatore Giardina	—	—	—	—	—	—	—

(1)	Represents cash amounts payable under terms of Mr. Klein’s employment agreement based on a percentage of net revenues and investment banking fees earned during 2006 by segments of our investment banking and asset management business. The agreement provided for a minimum payment to Mr. Klein of $1,000,000 for the period April 1, 2006 to March 31, 2007 ($750,000 on a pro rata basis for 2006). The agreement did not provide for a target or maximum amount. The actual amounts earned by Mr. Klein during 2006 under these provisions are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table and exceeded the guaranteed minimum.

(2)	Represents compensation cost of option awards as described in FAS 123R, but does not reflect the estimate for forfeitures related to service –based vesting. Assumptions used in the calculation of such amounts are included in note 15 to our audited financial statements for the year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the SEC on March 16, 2007.
Outstanding Equity Awards at Fiscal Year-End
          The following table summarizes the outstanding option awards as of December 31, 2006 for each Named Executive Officer.

	Option Awards
				Equity
				incentive plan
				awards:
	Number of	Number of		Number of
	securities	securities		securities
	underlying	underlying		underlying	Option
	unexercised	unexercised		unexercised	Exercise
	options (#)	options (#)		unearned	Price	Option
Name	Exercisable	Unexercisable		options (#)	($)	Expiration Date
Richard J. Lampen	20,000	0		—	0.88	01/09/2012
	20,000	0			0.22	11/14/2012
	20,000	0			0.30	09/16/2013
	20,000	0			0.48	03/02/2015
	0	600,000	(1)		0.88	07/17/2016
	0	20,000	(2)		1.39	11/05/2016

Diane Chillemi	50,000	50,000	(3)	—	1.03	07/05/2016

Mark Zeitchick	100,000	0		—	4.0625	08/23/2009
	250,000	0			0.88	01/09/2012
	83,333	41,667	(4)		1.01	05/25/2014
	37,500	112,500	(5)		0.58	08/17/2015
	0	600,000	(1)		0.88	07/17/2016

Mark D. Klein	625,000	3,375,000	(6)	—	0.465	03/04/2015

Salvatore Giardina	—	—		—	—	—

(1)	These shares vest in four equal annual installments beginning on July 18, 2007.

(2)	These shares vest in full on November 6, 2007.

(3)	These shares vest in four equal annual installments beginning on July 6, 2007.

(4)	These shares vest in full on May 26, 2007.

(5)	These shares vest in three equal annual installments beginning on August 18, 2007.

(6)	These shares vest in three equal annual installments beginning on March 4, 2007.
Option Exercises and Stock Vested
          The following table summarizes the option exercises and vesting of stock awards for the fiscal year ended December 31, 2006 for each Named Executive Officer.

	Option Awards		Stock Awards
Number of
	shares	Value	Number of
	acquired on	realized on	shares acquired	Value realized
	exercise	exercise	on vesting	on vesting
Name	(#)	($)	(#)	($)
Richard J. Lampen	—	—	—	—
Diane Chillemi	—	—	—	—
Mark Zeitchick	—	—	—	—
Mark D. Klein	1,000,000	465,000	—	—
Salvatore Giardina	125,000	79,200	—	—
Amended and Restated 1999 Performance Equity Plan
          The Amended and Restated 1999 Performance Equity Plan was initially adopted by our shareholders on August 23, 1999, with amendments to the plan approved by our shareholders on May 7, 2001, November 6, 2002 and November 1, 2006. The Equity Plan currently provides for the issuance of up to 25,000,000 shares of our common stock to our officers, directors, key employees and consultants in the form of incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards, with a maximum award to any holder in any calendar year not to exceed 1,500,000 shares of common stock in the aggregate. The Equity Plan will terminate when no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until May 26, 2009. The plan is intended to comply with the regulations issued under Section 162(m) of the Internal Revenue Code and is administered by our compensation committee. To the extent permitted under the provisions of the plan, the compensation committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of awards. As of December 31, 2006, we had 12,473,432 shares of common stock available for issuance under the Equity Plan.
Stock Options and Warrants Issued Outside of Equity Plan
          As of December 31, 2006, stock options issued outside of the Equity Plan to purchase an aggregate of 8,500,000 shares of our common stock at exercise prices ranging from $0.47 per share to $1.05 per share and warrants to purchase 5,900,000 shares of our common stock at exercise prices ranging from $0.94 per share to $0.96 per share were outstanding. See “Equity Compensation Plan Information” below.
Qualified Employee Stock Purchase Plan
          On November 6, 2002, our shareholders approved the QESPP, under which a total of 5,000,000 shares of common stock are available for issuance. On November 1, 2006, our shareholders approved an amendment to increase the number of shares available for issuance under the plan to 10,000,000 shares. Under this stock purchase plan, as currently administered by the compensation committee, all full-time employees may use a portion of their salary to acquire shares of our common stock. Option periods have been initially set at three months long and commence on January 1st, April 1st, July 1st and October 1st of each year and end on March 31st, June 30th, September 30th and December 31st of each year. On the first day of each option period, known as the “date of grant,” each participating employee is automatically granted an option to purchase shares of our common stock to be automatically exercised on the last trading day of the three-month purchase period comprising an option period. The last trading day of an option period is known as an “exercise date.” On the exercise date, the amounts withheld will be applied to purchase shares for the employee from us. The purchase price will be 95% of the last sale price of our common stock on the exercise date. As of December 31, 2006 3,455,155 shares of common stock had been issued under the plan.

Compensation Arrangements for Directors
          Directors who are employees of ours receive no cash compensation for serving as directors. Our non-employee directors receive annual fees of $15,000, payable in quarterly installments, for their services on our board of directors. Members of our audit committee, compensation committee and nominating committee each receive an additional annual fee of $10,000, $5,000 and $5,000, respectively. In addition, each director receives $500 per meeting that he attends. Additionally, upon their election or re-election, as the case may be, we grant our non-employee directors ten-year options under our 1999 Performance Equity Plan to purchase 20,000 shares of our common stock at fair market value on the date of grant. All of our directors are reimbursed for their costs incurred in attending meetings of the board of directors or of the committees on which they serve.
          The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2006. Directors who are employees of ours do not receive separate compensation for their service as a director.

	Fees earned or	Stock	Option
	paid in cash	awards	awards(1)	Total
Name	($)	($)	($)	($)
Henry C. Beinstein	38,000	—	5,719	43,719
Robert J. Eide	38,000	—	5,719	43,719
Phillip Frost, M.D.	16,500	—	112,185	128,685
Brian S. Genson	24,000	—	5,719	29,719
Saul Gilinski	3,750	—	4,171	7,921
Richard J. Lampen	17,000	—	60,201	77,201
Howard M. Lorber	17,000	—	32,960	49,960
Dr. Richard M. Krasno	3,750	—	4,171	7,921
Jeffrey S. Podell	30,500	—	5,719	36,219

(1)	Represents compensation cost of option awards as described in FAS 123R, but does not reflect the estimate for forfeitures related to service-based vesting.

Equity Compensation Plan Information
     The following table sets forth certain information at December 31, 2006 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

Number of Securities
Remaining Available for
Future Issuance under
	Number of Securities		Weighted-Average	Equity Compensation
	to be Issued upon		Exercise Price of	Plans
	Exercise of		Outstanding	(excluding securities
	Outstanding Options,		Options, Warrants	reflected in the first
Plan Category	Warrants and Rights		and Rights	column)
Equity Compensation Plans Approved by Security Holders	11,043,311		$0.99	12,473,432
Equity Compensation Plans Not Approved by Security Holders	14,400,000	(1)(2)(3)	$0.69	—

(1)	Includes the warrants (2,900,000) to purchase shares of our common stock at $0.96 per share, issued to acquire Capitalink, L.C., two-thirds of which (1,933,333) are contingent upon continued employment of the three Capitalink, L.C. shareholders and, for accounting purposes, are deemed to be compensation.

(2)	Includes the warrants (1,500,000) to purchase shares of our common stock at $0.94 per share, issued to acquire Broadwall Capital LLC, ninety percent of which (1,350,000) are contingent upon continued employment of two Broadwall Capital LLC shareholders.

(3)	Includes the warrants (1,500,000) to purchase shares of our common stock at 0.95 per share, issued to acquire a 10% interest in the Florida Value Fund, two-thirds of which (1,000,000) are contingent upon the discretion of our executive committee.
          In March 2005, we granted Mr. Klein, upon his initial employment with us, options to purchase 5,000,000 shares of our common stock at an exercise price of $0.465 per share. 10% of the options vested immediately upon grant, 22.5% of the options vested on each of the first and second anniversaries of the grant date and the remainder of the options will vest in two equal annual installments commencing on the third anniversary of the grant date. At December 31, 2006, options to purchase 4,000,000 shares remained outstanding.
          In March 2005, Ladenburg entered into an employment agreement with a former employee and in connection with his employment had granted him options to purchase 1,500,000 shares of our common stock at an exercise price $0.64 per share. The option, which had vested as to 250,000 shares at December 31, 2006, expired as to the unvested shares in the first quarter of 2007.
          During 2005, Ladenburg entered into several other employment agreements whereby we granted the newly employed executives options to purchase an aggregate of 7,500,000 shares of our common stock at exercise prices ranging from $0.58 to $0.645 per share. The options, which expire ten years from the date of grant, vest at various periods through July 2009. At December 31, 2006, options to purchase 1,500,000 shares remained outstanding.

          In September 2006, Ladenburg engaged several employees of BroadWall Capital LLC to continue as employees of Ladenburg. We granted to such individuals ten-year options to purchase an aggregate of 1,500,000 shares of our common stock exercisable at $1.05 per share. The options vested as to 10% of the shares immediately and will vest as to 22.5% of the shares on each of September 11, 2007, 2008, 2009 and 2010.
          At December 31, 2006, these warrants and options were our only equity compensation “plans” not approved by our shareholders.
Pension Benefits
     Other than our 401(k) plan, we do not maintain any other plan that provides for payments or other benefits at, following, or in connection with retirement.
Potential Termination and Change in Control Payments
          Mark D. Klein, Mark Zeitchick and Diane Chillemi are the only Named Executive Officers that have employment agreements with us that provide for potential payments in the event of their termination.
          Pursuant to the employment agreement governing Mr. Klein’s employment with us, he would be entitled to compensation upon termination of his agreement by us without cause, by Mr. Klein for “good reason,” or as a result of non-renewal of the agreement by either party, or as a result of his disability or his death. According to the employment agreement:
•	“Good reason” means: (i) (A) any change or diminution in Mr. Klein’s duties, responsibilities, position or title (including reporting responsibilities) that is inconsistent in any material adverse respect with Mr. Klein’s duties, responsibilities, position or title under the agreement (including any diminution of such duties or responsibilities) or (B) a material adverse change in Mr. Klein’s title with Ladenburg Thalmann & Co.; (ii) a failure by Ladenburg Thalmann & Co. to make any payments under the agreement; (iii) the relocation by us of Mr. Klein’s office location to a location outside of Manhattan, New York; (iv) our or any of our affiliates failure to provide in all material respects the indemnification set forth in Mr. Klein’s indemnification agreement with us; (v) a change in control of our company, provided, that Mr. Klein must provide notice of termination to us within 90 days of such change of control; (vi) our failure to have any successor assume certain obligations of ours in the agreement; or (vii) any other breach of a material provision of the agreement after written notice from Mr. Klein specifically identifying the breach and such breach has not been cured within 30 days of such notice.

•	“Cause” means termination as a result of Mr. Klein’s (i) conviction of a felony, (ii) alcoholism or drug addiction which materially impairs his ability to perform his duties under the agreement or (iii) willful and deliberate misconduct that results, or is reasonably likely to result, in material and demonstrative harm to us, Ladenburg Thalmann & Co. or any of our respective subsidiaries or affiliates.
•	“Change in Control” means the occurrence of one of the following events: (i) consummation of a reorganization, merger or consolidation, sale, disposition of all or substantially all of our assets or stock or any other similar corporate event (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals or entities who were the beneficial owners, respectively, of our voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns our or all or substantially all of our assets either directly or through one or more subsidiaries); or (ii) Board approval of our complete dissolution or liquidation; or (iii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than Dr. Phillip Frost, any member of his immediate family, and any “person” or “group” (as used in Section 13(d)(3) of the Exchange Act) that is controlled by Dr. Frost or any member of his immediate family, any beneficiary of the estate of Dr. Frost, or any trust, partnership, corporation or other entity controlled by any of the foregoing, is or becomes, after February 20, 2007, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing 35% or more of the combined voting power of our then outstanding securities eligible to vote for the election of the board.
          Assuming Mr. Klein had been terminated on December 29, 2006 (the last business day of fiscal year 2006), he would have been entitled to receive approximately $857,892 as a result of termination by us without cause, by Mr. Klein for good reason, or as a result of non-renewal, or as a result of Mr. Klein’s death or disability, representing (i) the certain percentage of potential deferred investment banking fees provided for in the agreement, and (ii) continued benefits for a period of two years in our medical, hospitalization, dental and life insurance programs in which Mr. Klein, his spouse and dependents were participating immediately prior thereto. Mr. Klein would not have been entitled as of December 31, 2006 to receive these amounts as a result of termination by us with cause or by Mr. Klein without good reason. The foregoing estimates assume the successful consummation of any transaction that triggers the payment of any deferred investment banking fees which Mr. Klein would be entitled to under the agreement upon his termination as described above. Upon any termination of his employment, Mr. Klein would be entitled in addition to receive any amounts due him under the agreement which are accrued and unpaid as of the date of termination.
          Pursuant to the employment agreement governing Mr. Zeitchick’s employment with us, if his employment is terminated for any reason other than death, we are required to pay to Mr. Zeitchick all compensation owed under the agreement as of the date of termination and all premiums necessary to maintain medical insurance for him and his family, providing coverage no less extensive than those in effect on the date hereof, and pay for any required deductibles under such insurance, until the earlier of (i) two years after his termination or (ii) until he receives similar coverage, without pre-existing condition limitations, after the expiration of any waiting periods, from a subsequent employer, as well as the cost of insurance, hospitalization, medical or other benefits made available by us to our employees. The total estimated payment in the event Mr. Zeitchick’s employment had been terminated on December 29, 2006 for any reason other than his death was approximately $13,293. In the event of Mr. Zeitchick’s death, we are required to pay to, or on behalf of, Mr. Zeitchick’s spouse or designated beneficiary, if he is survived by a spouse or designated beneficiary, or if not, to his estate, for one year from the date of death, all compensation owed under the agreement as of the date of termination and all premiums necessary to maintain medical insurance for his family, providing coverage no less extensive than those in effect on the date of the agreement, any required deductibles under such insurance, as well as the cost of insurance, hospitalization, medical or other benefits made available by us to our employees so that Mr. Zeitchick’s beneficiary may participate. The total estimated payment in the event Mr. Zeitchick’s employment had been terminated on December 29, 2006 as a result of his death was approximately $13,293.
          Pursuant to the letter agreement governing Ms. Chillemi’s employment with us, if her responsibilities are materially decreased, or her position is relocated outside of the Long Island, New York area, she has the right to receive a severance payment of approximately $43,750 (13 weeks of salary) and will be entitled to receive the cost of her COBRA premium for medical and dental coverage for the lesser of 18 months or when comparable coverage can be provided from a subsequent employer.

The total estimated payment in the event Ms. Chillemi’s employment had been terminated on December 29, 2006 as a result of the above circumstances was approximately $53,719.
          Additionally, certain of our option agreements contain clauses that provide that in the event of a change in control of our company, or upon the death or disability of the Named Executive Officer, all outstanding stock options become fully vested in the holder. The unrealized value of in-the-money unvested stock options subject to accelerated vesting are shown below as potential payments to the Named Executive Officers. The unrealized value was calculated by multiplying the number of unvested shares under “Outstanding Equity Awards at Fiscal Year-End” above by the closing price of a share of common stock on December 29, 2006 ($1.22), then deducting the aggregate exercise price of the unvested stock options.

Name	Change-in-Control ($)	Death ($)	Disability ($)
Richard J. Lampen	204,000	204,000	204,000
Diane Chillemi	—	—	—
Mark Zeitchick	204,000	204,000	204,000
Mark D. Klein	2,548,125	2,548,125	2,548,125
Salvatore Giardina	—	—	—
Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of these forms furnished to us and representations that no other reports were required, all Section 16(a) reporting requirements were complied with during the fiscal year ending December 31, 2006.
Certain Relationships and Related Transactions
          Related party policy
          Our Code of Business Conduct and Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position. Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee considers all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire annually that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
          Related party transactions
          On March 27, 2002, we borrowed $2,500,000 from New Valley, our former parent. The loan, which bears interest at 1% above the prime rate, was due on the earlier of December 31, 2003 or the completion of one or more equity financings where we receive at least $5,000,000 in total proceeds. The terms of the loan restrict us from incurring or assuming any indebtedness that is not subordinated to the loan so long as the loan is outstanding. On July 16, 2002, we borrowed an additional $2,500,000 from New Valley (collectively, with the March 2002 Loan, the “2002 Loans”) on the same terms as the March 2002 loan. In November 2002, in connection with an affiliate of Ladenburg’s clearing broker loaning us an aggregate of $3,500,000 (the “Clearing Loans”), New Valley agreed to extend the maturity of the 2002 Loans to December 31, 2006 and to subordinate the 2002 Loans to the repayment of the Clearing Loans. Effective as of December 31, 2006, we amended the terms of the 2002 Loans to extend the maturity date to March 31, 2007. On February 13, 2007, we entered into a Debt Exchange Agreement with New Valley. Pursuant to the Exchange Agreement, New Valley agreed to exchange the principal amount of the 2002 Loans for shares of our common stock at an exchange price of $1.80 per share (representing the average closing price of our common stock for the 30 trading days ending on the date of the exchange agreement). The consummation of the debt exchange is subject to shareholder approval at our 2007 shareholder meeting as set forth under Proposal II below. Interest on the promissory notes, which was approximately $1,500,000 at December 31, 2006, will continue to accrue interest through the closing of the exchange and will be paid in cash at or prior to such closing.
          We may from time to time borrow additional funds on a short-term basis from our shareholders and clearing broker, in order to supplement the capital of our broker-dealer to facilitate underwriting transactions. In December 2006, Ladenburg received a temporary subordinated loan of $12,000,000 from Dr. Phillip Frost and $8,000,000 from its clearing broker for this purpose. The temporary subordinated loan from Dr. Frost was subordinated by its terms to the loan from the clearing broker. Upon completion of the underwriting during the same month, each of these parties were repaid the principal and interest on the loans at the rate of LIBOR plus 2%. Dr. Frost was paid an additional commitment fee of $50,000.
          Howard Lorber is a consultant to Hallman & Lorber Associates, Inc., a private consulting and actuarial firm, and related entities, which receive commissions from insurance policies written for us. These commissions amounted to approximately $22,500 in 2006.
          Robert J. Eide is chairman and chief executive officer of Aegis Capital Corp., a brokerage firm which does business with Ladenburg in the ordinary course on customary terms. Such firm has acted as a selected dealer in several securities offerings in which Ladenburg was an underwriter.
          In September 2006, Ladenburg acquired a majority of the securities brokerage accounts and registered representatives and employees of BroadWall Capital LLC for ten-year warrants to purchase

1,500,000 shares of our common stock at an exercise price of $0.94 per share. The wife of Richard J. Rosenstock, one of our directors, owned approximately 19% of BroadWall Capital. Additionally, David Rosenberg, the chief executive officer of BroadWall Capital and the nephew of Mr. Rosenstock, joined Ladenburg as senior vice president and co-head of Ladenburg’s Private Client Services (PCS) department and, in connection therewith, received options to purchase 500,000 shares of our common stock at an exercise price of $1.05 per share.
     In September 2006, we entered into a management services agreement with Vector Group pursuant to which Vector Group agreed to make available to us the services of Richard J. Lampen, Vector Group’s executive vice president, to serve as our president and chief executive officer and to provide certain other financial and accounting services, including assistance with complying with Section 404 of the Sarbanes-Oxley Act of 2002. In consideration for such services, the Company will pay Vector Group an annual fee of $250,000, plus any direct, out-of-pocket costs, fees and other expenses incurred by Vector or Mr. Lampen in connection with providing such services, and will indemnify Vector Group. The agreement is terminable by either party upon 30 days’ prior written notice.
     On March 30, 2007, we entered into an office lease with Frost Real Estate Holdings, LLC, an entity affiliated with Dr. Phillip Frost, for the five-year period expiring January 31, 2012. The lease is for 15,831 square feet of space in an office building in Miami, Florida, where our principal executive offices and a branch office of Ladenburg Thalmann & Co. are located. The lease provides for payments of $32,558 per month in the first year increasing to $44,789 per month in the fifth year, plus applicable sales tax. The rent is inclusive of operating expenses, property taxes and parking. The rent for the first year has been reduced to reflect a $60,000 credit for the costs of tenant improvements. We and Ladenburg had previously been leasing space in the building from Frost Real Estate Holdings, commencing in September 2006, on a month-to-month basis while the parties were negotiating the lease. Rental payments for 2006 amounted to approximately $40,000. In connection with these lease arrangements, we received the advice of a commercial real estate firm that the lease terms were as fair as could have been obtained from an unaffiliated third party.

PROPOSAL II
TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO NEW
VALLEY LLC TO RETIRE $5,000,000 PRINCIPAL AMOUNT OF PROMISSORY NOTES
HELD BY NEW VALLEY AT AN EXCHANGE PRICE OF $1.80 PER SHARE
          On March 27, 2002, we borrowed $2,500,000 from New Valley, our former parent. The loan, which bears interest at 1% above the prime rate, was due on the earlier of December 31, 2003 or the completion of one or more equity financings where we receive at least $5,000,000 in total proceeds. The terms of the loan restrict us from incurring or assuming any indebtedness that is not subordinated to the loan so long as the loan is outstanding. On July 16, 2002, we borrowed an additional $2,500,000 from New Valley on the same terms as the March 2002 loan. In November 2002, New Valley agreed in connection with the Clearing Loans (as described above under the caption “Certain Relationships and Related Transactions – Related party transactions”) to extend the maturity of the 2002 loans to December 31, 2006 and to subordinate the 2002 loans to the repayment of the Clearing Loans. In December 2006, New Valley agreed to extend the maturity of the 2002 loans to March 31, 2007.
          In order to retire our remaining debt, the promissory notes held by New Valley, and increase our shareholders’ equity, as well as to allow Ladenburg to maintain its current levels of capital for its ongoing operations, we entered into negotiations with New Valley for the exchange of its notes for shares of our common stock.
          On February 13, 2007, we entered into the debt exchange agreement with New Valley LLC. Pursuant to the exchange agreement, New Valley agreed to convert the principal amount of its notes into 2,777,778 shares of our common stock at an exchange price of $1.80 per share, representing the average closing price of our common stock for the 30 trading days ending on the date of the exchange agreement. Interest on the promissory notes will continue to accrue through the closing of the debt exchange and will then be paid in cash at or prior to such closing. The accrued interest on the notes was approximately $1,500,000 at December 31, 2006. If the debt exchange is not approved by shareholders by June 30, 2007, the notes will be due ten business days after such date.
          We agreed to cause the shares of common stock to be issued to New Valley to be listed on the American Stock Exchange. We also agreed to file, and use reasonable best efforts to cause to be declared effective by the SEC, a registration statement to register the shares of common stock to be received by New Valley as a result of the debt exchange for resale pursuant to the Securities Act of 1933, as amended.
          Although we will not receive any proceeds from the issuance of our common stock upon exchange of the promissory notes, we will immediately retire, without the payment of additional consideration, the principal amount of debt attributable to the notes exchanged.
          For accounting purposes, we will record a non-cash gain or loss at the closing of the exchange based on the then difference between:
•	the fair market value of the 2,777,778 shares issued in exchange for the notes; and

•	the $5,000,000 principal amount of the notes.
We have previously expensed the unpaid accrued interest on the notes.
          A copy of the debt exchange agreement is attached hereto as Appendix A. You are urged to read the debt exchange agreement carefully. It is contemplated that the exchange will be consummated promptly after the meeting if shareholders approve this proposal.

Insider Interests
          As a result of the transaction, New Valley’s beneficial ownership of our common stock will increase from approximately 7.1% to approximately 8.7%. New Valley is wholly-owned by Vector Group Ltd. (NYSE: VGR). Additionally:
•	Richard J. Lampen, our president and chief executive officer and a member of our board of directors, and Howard M. Lorber, our vice chairman of the board, are also executive officers of New Valley and Vector Group;

•	Richard J. Lampen and Howard M. Lorber are the members of the board of managers of New Valley; and

•	Henry C. Beinstein, Robert J. Eide, Howard M. Lorber and Jeffrey S. Podell, each a member of our board of directors, are also members of the board of directors of Vector Group.
          Furthermore, New Valley has informed our management that it may, in the future, distribute the shares New Valley receives as a result of the debt exchange to its corporate parent Vector Group as a dividend and Vector Group may then distribute such shares to its stockholders as a dividend. As a result, Messrs. Lorber, Lampen, Beinstein, Eide and Podell may receive shares of our common stock upon consummation of the foregoing transaction, as each is a shareholder of Vector Group.
          As a result of their interests in the transaction, New Valley and our directors who have affiliations with New Valley or Vector Group (Messrs. Lorber, Lampen, Beinstein, Eide and Podell) have committed to vote their shares of our common stock (representing a total of 3,909,622 shares) at the meeting with respect to this proposal in accordance with the vote of a majority of votes cast at the meeting excluding the shares held by such parties.
American Stock Exchange Approval
          We are obligated to have the shares of common stock issuable to New Valley approved for listing on the American Stock Exchange, which lists our common stock. It is the policy of the American Stock Exchange to require shareholder approval of the issuance by a company, other than in a public offering, of common stock or securities convertible into or exercisable for common stock, if the issuance is going to be directed to any of our officers, directors or significant stockholders. Because of this policy, our shareholders are being asked to approve this proposal.
          OUR BOARD OF DIRECTORS HAS APPROVED THE DEBT EXCHANGE AND BELIEVES THAT IT IS FAIR TO, AND IN THE BEST INTERESTS OF, OUR SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE DEBT EXCHANGE.

Independent Auditors
          Our audit committee has selected Eisner LLP as our independent auditors for the fiscal year ending December 31, 2007. Eisner LLP was our independent auditor for the fiscal year ended December 31, 2006. Representatives of Eisner LLP are expected to be present at the annual meeting. The representatives of Eisner will have the opportunity to make statements and will be available to respond to appropriate questions from shareholders.
Solicitation of Proxies
          The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are paying the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or over the telephone by our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.
2008 Annual Meeting Shareholder Proposals and Nominations
          In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2008 or to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our principal executive offices by                     , 2008. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.
          Shareholder nominations for persons to be elected as directors should include the name and address of the shareholder making the nomination, a representation that the shareholder owns shares of common stock entitled to vote at the shareholder meeting, a description of all arrangements between the shareholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person so nominated.
          Shareholder proposals and nominations should be addressed to Ladenburg Thalmann Financial Services, Inc., Attention: Corporate Secretary, 153 East 53rd Street, New York, New York 10022.
Other Shareholder Communications with our Board of Directors
          Our board of directors provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with our board of directors, any committee chairperson or our non-management directors as a group by writing to the board or committee chairperson in care of Ladenburg Thalmann Financial Services, Inc., Attention: Corporate Secretary, 153 East 53rd Street, New York, New York 10022. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.
Discretionary Voting of Proxies
          Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2008 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such

meeting, unless we receive notice of such proposal at our principal office in Miami, Florida, not later than                     , 2008.
Incorporation by Reference
          This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including our audited financial statements and supplementary data, our management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.
Other Matters
          The board of directors knows of no matter which will be presented for consideration at the annual meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.
Richard J. Lampen, President and Chief Executive Officer
Miami, Florida
                                        , 2007

APPENDIX A

DEBT EXCHANGE AGREEMENT
     THIS DEBT EXCHANGE AGREEMENT (“Agreement”), dated as February 13, 2007, among Ladenburg Thalmann Financial Services Inc., a Florida corporation (the “Company”), and New Valley LLC, a Delaware corporation (the “Holder”).
     WHEREAS, on each of March 25, 2002 and July 16, 2002, the Company issued a $2.5 million promissory note (collectively, the “Notes”) to the Holder;
     WHEREAS, the Company has requested that the Holder exchange the principal amount of the Notes for common stock, par value $.0001 per share (“Common Stock”), of the Company as set forth herein; and
     WHEREAS, the Company intends to pay the accrued interest on the Notes in cash; and
     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties hereinafter set forth, the parties hereto hereby agree as follows:
     1. Debt Exchange.
          (a) New Valley hereby agrees, subject to the conditions set forth herein, to exchange the $5,000,000 principal amount of Notes for 2,777,778 shares of the Company’s Common Stock (“Exchange Shares”) at an exchange price of $1.80 per share, representing the average closing price of the Company’s Common Stock for the 30 trading days ending on the date of this Agreement (“Debt Exchange”), subject to appropriate adjustment for reclassifications, stock splits, stock dividends, spin-offs or distributions, share combinations or other similar changes affecting the Common Stock as a whole. The Company and the Holder further agree to apply receipt of the Exchange Shares to the principal portion of the Notes. The Company and the Holder shall treat the Debt Exchange as a tax-free reorganization pursuant to Internal Revenue Code Section 368(a)(1)(E).
          (b) At the Company’s 2007 Annual Meeting of Shareholders (“Shareholder Meeting”), the Company will present the Debt Exchange to shareholders for their approval. In connection with such Shareholder Meeting, the Company will prepare and mail to its shareholders as promptly as practicable a proxy statement and all other proxy materials (the “Proxy Statement”) for such meeting. The Company and the Holder shall cooperate with each other in all reasonable respects with the preparation of the Proxy Statement and any amendment or supplement thereto. The Company shall notify the Holder of the receipt of any comments of the Securities and Exchange Commission (“Commission”) with respect to the Proxy Statement and any requests by the Commission for any amendment or supplement thereto or for additional information, and shall provide to them promptly copies of any correspondence between the Company or its counsel and the Commission with respect to the Proxy Statement. The Company shall give the Holder and its counsel the opportunity to review the Proxy Statement and all responses to requests for additional

1

information by and replies to comments of the Commission before their being filed with, or sent to, the Commission. The Company will use its commercially reasonable efforts, after consultation with the Holder, to respond promptly to all such comments of and requests by the Commission and to cause the Proxy Statement to be mailed to the Company’s shareholders entitled to vote at the Shareholder Meeting at the earliest practicable time.
          (c) The Company will use its commercially reasonable efforts to obtain the necessary approvals by its shareholders for the Debt Exchange and any related matters (“Shareholder Approval”) at the Shareholder Meeting and shall cause its Board of Directors to include in the Proxy Statement its recommendation that the Company’s shareholders vote in favor of the matters presented in the Proxy Statement. In the event that the Shareholder Approval is not obtained on the date on which the Shareholder Meeting is initially convened, the Board of Directors of the Company shall adjourn the meeting from time to time as necessary for the purpose of obtaining the Shareholder Approval and shall use its commercially reasonable efforts during any such adjournments to obtain the Shareholder Approval.
          (d) By executing this Agreement, each of the Holder and Howard M. Lorber, Richard J. Lampen, Henry C. Beinstein, Robert J. Eide and Jeffrey S. Podell (“Proxy Parties”) hereby severally appoint Richard J. Rosenstock or Mark Zeitchick, or either of them, with full power of substitution, as their agent, attorney and proxy, representing an irrevocable proxy pursuant to Section 607.0722 of the Florida Business Corporation Act, coupled with an interest, so as to vote all the shares of Common Stock held by the Proxy Parties in accordance with the vote of a majority of votes cast at the Shareholder Meeting excluding the shares held by such Proxy Parties.
          (e) The Company shall comply with all legal requirements applicable to the Shareholder Meeting and take such other actions as may be necessary to effectuate the Debt Exchange, including, but not limited to, providing notices to, and responding to queries from, all applicable regulatory authorities and stock exchanges and obtaining all necessary third party consents.
          (f) Subject to the terms and conditions of this Agreement, the consummation of the Debt Exchange contemplated by this Agreement shall take place at a closing (“Closing”) to be held at 10:00 a.m., local time, on the fourth business day after the date on which the last of the conditions set forth in Section 4(c) below is fulfilled, at the offices of Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, or at such other time, date or place as the parties may agree upon in writing. At the Closing, the Holder shall deliver its Notes for cancellation and the Company shall deliver to the Holder certificates representing the Exchange Shares. From and after the Closing, the Notes shall represent solely the right to receive Exchange Shares. In the event that as a result of the Debt Exchange, fractions of shares would be required to be issued, such fractional shares shall be rounded up or down to the nearest whole share. The Company shall pay any documentary, stamp or similar issue or transfer tax due on such Debt Exchange, except that the Holder shall pay any such tax due because the Exchange Shares are issued in a name other than the Holder’s.

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          (g) The maturity date of the Notes is hereby extended from March 31, 2007 to the later of (i) the Closing or (ii) ten business days after the termination of this Agreement pursuant to Section 7 hereof. On or prior to the Closing, the Company shall pay in cash to the Holder the amount of accrued interest due on the Notes.
     2. Representations and Warranties of Company. The Company hereby represents and warrants to the Holders as follows:
          (a) As of the date hereof, the Company has 400,000,000 shares of Common Stock authorized, of which 156,893,312 shares of Common Stock are issued and outstanding, and 2,000,000 shares of preferred stock authorized, of which no shares are issued and outstanding. As of the date hereof, the Company has reserved for issuance 24,266,707 shares of Common Stock upon exercise of all outstanding options and warrants. All of the issued and outstanding shares of the Company’s Common Stock are, and all shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable. The Exchange Shares to be issued and delivered to the Holder upon exchange of the Notes have been duly authorized and when issued upon exchange of the Notes, will be validly issued, fully-paid and non-assessable. The issuance of the Exchange Shares will be exempt from registration pursuant to Section 3(a)(9) promulgated under the Securities Act of 1933, as amended (“Securities Act”), and such Exchange Shares will not be “restricted securities” as defined under Rule 144 promulgated under the Securities Act.
          (b) The Company has full legal power to execute and deliver this Agreement and, subject to receipt of Shareholder Approval, to perform its obligations hereunder. All acts required to be taken by the Company to enter into this Agreement and, subject to receipt of Shareholder Approval, to carry out the transactions contemplated hereby have been properly taken, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms and does not conflict with, result in a breach or violation of or constitute (or with notice of lapse of time or both constitute) a default under any instrument, contract or other agreement to which the Company or its subsidiaries is a party.
          (c) The affirmative vote of the holders of record of at least a majority of the shares of the Company’s Common Stock cast at the Shareholder Meeting with respect to the matters referred to in Section 1 hereof is the only vote of the holders of any class or series of the capital stock of the Company required to approve the transactions contemplated hereby.
          (d) None of the Company’s Articles of Incorporation, as amended, or Bylaws, or the laws of Florida, California or New York, contains any applicable anti-takeover provision or statute which would restrict the Company’s ability to enter into this Agreement or consummate the transactions contemplated by this Agreement or which would limit any of the Holder’s rights following consummation of the transactions contemplated by this Agreement.

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          (e) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.
          (f) The Company has delivered or made available to the Holder prior to the execution of this Agreement true and complete copies of all periodic reports, registration statements and proxy statements filed by it with the Commission since January 1, 2006. Each of such filings with the Commission (collectively, the “SEC Filings”), as of its filing date, complied in all material respects with the requirements of the rules and regulations promulgated by the Commission with respect thereto and did not contain any untrue statement of a material fact or omit a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which such statements were made.
          (g) Since September 30, 2006, except as disclosed in the SEC Filings filed by the Company with the Commission before the date of this Agreement, the Company and its subsidiaries, taken as a whole, has not suffered any material adverse change in its assets, liabilities, financial condition, results of operations or business, except for those occurring as a result of general economic or financial conditions affecting the United States as a whole or the region in which the Company conducts its business or developments that are not unique to the Company but also affect other entities engaged or participating in the brokerage industry generally in a manner not materially less severely. For purposes of this section, revenues and operating results materially consistent with the Company’s revenues and operating results for the quarter ended September 30, 2006, as reflected in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, shall not be deemed a material adverse change.
          (h) No information to be contained in the Proxy Statement to be prepared pursuant to this Agreement and no representation or warranty by the Company contained in this Agreement contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which such statements were made.
          (i) Since September 30, 2006 and except as disclosed in the SEC Filings filed by the Company with the Commission before the date of this Agreement, the Company has conducted its business in compliance in all material respects with all applicable laws, rules, regulations, court or administrative orders and processes and rules, directives and orders of regulatory and self-regulatory agencies and bodies, except as would not reasonably be expected, singly or in the aggregate, to be materially adverse to the business, assets or financial condition of the Company.
     3. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:
          (a) The Holder has full legal power to execute and deliver this Agreement

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and to perform its obligations hereunder. All acts required to be taken by the Holder to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of the Holder enforceable in accordance with its terms.
          (b) The Holder has reviewed the filings of the Company referred to in Section 2(f) above.
          (c) The Holder has been given an opportunity to ask questions and receive answers from the officers and directors of the Company and to obtain additional information from the Company.
          (d) The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company’s securities and has obtained, in its judgment, sufficient information about the Company to evaluate the merits and risks of an investment in the Company.
          (e) The Holder is relying solely on the representations and warranties contained in Section 2 hereof and in certificates delivered hereunder, as well as the SEC Filings, in making their decision to enter into this Agreement and consummate the transactions contemplated hereby and no oral representations or warranties of any kind have been made by the Company or its officers, directors, employees or agents to the Holder.
          (f) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Holder.
     4. Conditions.
          (a) The obligations of the Company to consummate the transactions contemplated by this Agreement, including the Debt Exchange, shall be subject to the fulfillment of the following conditions:
               (i) The representations and warranties of the Holder set forth in Section 3 hereof shall be true and correct on and as of the Closing date and a certificate certifying such shall be delivered.
               (ii) All proceedings, corporate or otherwise, to be taken by the Holder in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or the Holder shall have been obtained in form and substance reasonably satisfactory to the Company.
               (iii) The Shareholder Approval shall be obtained by the necessary affirmative vote of the shareholders of the Company as described above in Section 2(c).

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               (iv) The Holder shall have delivered to the Company for cancellation the Notes.
          (b) The obligation of the Holder to consummate the Debt Exchange shall be subject to the fulfillment of the following conditions on or prior to the Closing Date:
               (i) The representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and as of such date and a certificate certifying such shall be delivered.
               (ii) All proceedings, corporate or otherwise, required to be taken by the Company on or prior to such date in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or the Holder on or prior to such date shall have been obtained in form and substance reasonably satisfactory to the Holders.
               (iii) The Shareholder Approval shall be obtained by the necessary affirmative vote of the shareholders of the Company as described above in Section 2(c).
               (iv) The Company shall have caused the Exchange Shares to be approved for listing on the American Stock Exchange or any national securities exchange on which the Common Stock is then listed.
               (v) The Holder shall have received a legal opinion of Graubard Miller, counsel to the Company, addressed to the Holder dated as of such date covering such matters as is customary of transactions of this nature and in form and substance reasonably satisfactory to the Holder.
               (vi) The Required Registration Statement (defined below) shall have been filed with the Commission.
               (vii) All accrued interest on the Notes shall have been paid by the Company to the Holder.

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     5. Registration.
          (a)(i) The Company shall file a registration statement (the “Required Registration Statement”) to register the Exchange Shares received by the Holder under this Agreement (collectively the “Registrable Securities”) for resale pursuant to the Securities Act no later than 60 days after the date hereof. The Company shall use commercially reasonable efforts to cause the Required Registration Statement to be declared effective by the Commission as promptly as practicable.
               (ii) In connection the foregoing, the Company will, as expeditiously as possible, use its best efforts to: (A) furnish to the Holder copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the Holder shall have the opportunity to object to any information pertaining solely to it that is contained therein and the Company will make the corrections reasonably requested by either of them with respect to such information prior to filing any such registration statement or amendment; (B) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement; (C) promptly notify the Holder: (1) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; (2) of any written comments from the Commission with respect to any filing referred to in clause (A) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus; and (3) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; (D) furnish the Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities, and such other documents, as Holder may reasonably request to facilitate the disposition of its Registrable Securities; (E) notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Holder promptly prepare and furnish such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (F) make available for inspection by the Holder and any attorney, accountant or other agent retained by any such

7

seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto.
          (b) The Company shall bear all fees and expenses attendant to registering the Registrable Securities, and shall bear all fees the Holder may incur in connection with its review and due diligence of the Required Registration Statement, but the Holder shall pay any and all sales commissions and the expenses of any legal counsel selected by it to represent it in connection with the sale of the Registrable Securities. The Company shall use its best efforts to cause any registration statement filed pursuant to this section to remain effective until all the Registrable Securities registered thereunder are sold or until the delivery to the Holder of an opinion of counsel to the Company to the effect set forth in Section 5(h).
          (c)(i) The Company will indemnify the Holder, its directors and officers and each underwriter, if any, and each person who controls any of them within the meaning of the Securities Act or the Exchange Act against all claims, losses, damages and liabilities (or actions or proceedings, commenced or threatened, in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration, qualification or compliance pursuant to this Section 5 or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder, its directors and officers, each such underwriter and each person who controls any of them within the meaning of the Securities Act or the Exchange Act for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action or proceeding; provided that the Company will not be liable to the Holder in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by or on behalf of the Holder specifically stating that it is intended for inclusion in any registration statement under which Registrable Securities are registered. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer or controlling person, and shall survive the transfer of such securities by the Holder.
               (ii) Holder shall indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the Exchange Act and the rules and regulations thereunder, each other

8

securityholder participating in such distribution and each of their officers and directors and each person controlling such other securityholder, against all claims, losses, damages and liabilities (or actions or proceedings, commenced or threatened, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other security holders, directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action or proceeding, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically stating that it is intended for inclusion in such document; provided, however, that the obligations of the Holder hereunder shall be limited to an amount equal to the proceeds received by the Holder of securities sold as contemplated herein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person, and shall survive the transfer of such securities by the Holder.
               (iii) Each party desiring indemnification or contribution under Section 5(c) and 5(d) hereof (the “Securities Indemnified Party”) shall give notice to the party required to provide indemnification or contribution (the “Securities Indemnifying Party”) promptly after such Securities Indemnified Party has actual knowledge of any claim as to which indemnity or contribution may be sought, and shall permit the Securities Indemnifying Party to assume, at its sole cost and expense, the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Securities Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Securities Indemnified Party (whose approval shall not be unreasonably withheld). The Securities Indemnified Party may participate in such defense at the Securities Indemnified Party’s expense unless (A) the employment of counsel by the Securities Indemnified Party has been authorized in writing by the Securities Indemnifying Party, (B) the Securities Indemnified Party has been advised by such counsel employed by it that there are legal defenses available to it involving potential conflict with those of the Securities Indemnifying Party (in which case the Securities Indemnifying Party will not have the right to direct the defense of such action on behalf of the Securities Indemnified Party), or (C) the Securities Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel for the Securities Indemnified Party shall be at the expense of the Securities Indemnifying Party. The failure of any Securities Indemnified Party to give notice as provided herein shall not relieve the Securities Indemnifying Party of its obligations under this Section 5. No Securities Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Securities Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Securities Indemnified Party of a release from all liability in respect to such claim or

9

litigation. No Securities Indemnified Party shall settle any claim or demand without the prior written consent of the Securities Indemnifying Party (which consent will not be unreasonably withheld). Each Securities Indemnified Party shall furnish such information regarding itself or the claim in question as the Securities Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
               (iv) The provisions of Section 5(c) and 5(d) shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.
          (d) In order to provide for just and equitable contribution under the Securities Act in any case in which (A) any person entitled to indemnification under Section (c) makes a claim for indemnification pursuant hereto but such indemnification is not enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (B) contribution under the Securities Act, the Exchange Act or otherwise is required on the part of any such person in circumstances for which indemnification is provided under this section, then, and in each such case, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement (including legal and other expenses reasonably incurred in connection with investigation or defense) incurred by the Company and the Holder, as incurred, in proportion to their relative fault and the relative knowledge and access to information of the Securities Indemnifying Party, on the one hand, and the Securities Indemnified Party, on the other hand, concerning the matters resulting in such losses, liabilities, claims, damages and expenses, the opportunity to correct and prevent any untrue statement or omission, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Securities Indemnifying Party, on the one hand, or the Securities Indemnified Party, on the other hand, and any other equitable considerations appropriate under the circumstances; provided that no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this section, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.
          (e) The Holder shall furnish to the Company such information regarding itself and the distribution proposed by it as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 5.
          (f) The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission, which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Holder in supplying such information as may be necessary for the Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

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          (g) The Company represents and warrants to the holders of Registrable Securities that the granting of the registration rights to the Holder hereby does not and will not violate any agreement between the Company and any other security holders with respect to registration rights granted by the Company.
          (h) The rights granted under this Section 5 shall terminate upon delivery to the Holder of an opinion of counsel to the Company reasonably satisfactory to the Holder to the effect that such rights are no longer necessary for the public sale of the Registrable Securities without restriction as to the number of securities that may be sold at any one time or the manner of sale.
          (i) The rights granted under this Section 5 shall not be transferable.
     6. Press Release; Filings. Promptly after execution of this Agreement, the Company shall issue a press release announcing the Debt Exchange. The Company shall also file with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby. The Company shall provide the Holder with drafts of both the press release and Form 8-K and a reasonable opportunity to comment thereon. No party hereto shall make any public announcements in respect of this Agreement or the transactions contemplated herein inconsistent with the press release and Form 8-K without the prior approval of the other parties as to the form and content thereof, which approval will not be unreasonably withheld. Notwithstanding the foregoing, any disclosure may be made by a party which its counsel advises is required by applicable law or regulation, in which case the other party shall be given such reasonable advance notice as is practicable in the circumstances and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued. The parties may also make appropriate disclosure of the transactions contemplated by this Agreement to their officers, directors, agents and employees.
     7. Termination. This Agreement may be terminated no later than the Closing:
          (a) At the option of any party in the event that the transactions contemplated by this Agreement have not occurred by June 30, 2007 and such delay was not as a result of any breach of this Agreement by the terminating party;
          (b) By the Holder if the Company’s Board of Directors failed to recommend or withdrew or modified in a manner adverse to the Holder its approval or recommendation of the Debt Exchange;

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          (c) At the option of any party in the event that Shareholder Approval was not obtained at the Shareholder Meeting and any adjournment thereof;
          (d) At the option of any party if any other party has materially breached a term of this Agreement and has not cured such breach within 30 days; or
          (e) At the option of any party if any competent regulatory authority shall have issued an order making illegal or otherwise restricting, preventing, prohibiting or refusing to approve the transactions contemplated hereby, and such order shall have become final and non-appealable.
8. Miscellaneous.
          (a) Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
          (b) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.
          (c) This Agreement shall be a contract made under and governed by the laws of the State of New York.
          (d) All obligations of the Company and rights of the Holder expressed herein shall be in addition to and not in limitation of those provided by applicable law.
          (e) The rights and obligations under this Agreement are not assignable. This Agreement shall be binding upon the Company, the Holder and their respective successors and permitted assigns, and shall inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.
          (f) The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.
          (g) All amendments or modifications of this Agreement and all consents, waivers and notices delivered hereunder or in connection herewith shall be in writing.
          (h) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect thereto.
          (i) Whether or not the Closing occurs, the Company shall pay all costs and expenses, including reasonable attorneys’ fees, incurred by it or the Holder with respect to the negotiation, execution, delivery and performance of this Agreement, including without limitation any expenses of enforcing this provision and any expenses incurred in connection with any filings made by the Holder with the Commission relating to this Agreement and any legal fees incurred by the Holder in connection with its review of the Required Registration Statement; provided, however, that in the event the Holder materially breaches its obligations hereunder, the Company shall no longer be responsible to pay such costs and expenses and any payments previously made by the Company to the Holder shall be reimbursed by the Holder. This provision shall survive termination of the Agreement.
     9. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     10. Specific Performance. The parties hereto acknowledge and agree that any remedy at law for any breach of the provisions of this Agreement would be inadequate, and each party hereto hereby consents to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Diane Chillemi
	Name:	Diane Chillemi
	Title:	Vice President and Chief Financial Officer

NEW VALLEY LLC
By:	/s/ J. Bryant Kirkland III
	Name:	J. Bryant Kirkland III
	Title:	Vice President, Chief Financial Officer and Treasurer

/s/ Howard M. Lorber
Howard M. Lorber
(solely with respect to Section 1(d) hereof)

/s/ Richard J. Lampen
Richard J. Lampen
(solely with respect to Section 1(d) hereof)

/s/ Henry C. Beinstein
Henry C. Beinstein
(solely with respect to Section 1(d) hereof)

/s/ Robert J. Eide
Robert J. Eide
(solely with respect to Section 1(d) hereof)

/s/ Jeffrey S. Podell
Jeffrey S. Podell
(solely with respect to Section 1(d) hereof)

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     P

     R

     O

     X

     Y

Ladenburg Thalmann Financial Services Inc. — Proxy
Solicited By The Board Of Directors
for Annual Meeting To Be Held on ___________, 2007,
     The undersigned Shareholder(s) of Ladenburg Thalmann Financial Services Inc., a Florida corporation (“Company”), hereby appoints Richard J. Lampen, Mark Zeitchick, Diane Chillemi and/or Joseph Giovanniello Jr., or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on ___, 2007 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.
1.	Election of the following Directors:

FOR all nominees listed below except	WITHHOLD AUTHORITY to vote
as marked to the contrary below ☐	for all nominees listed below ☐
Henry C. Beinstein, Robert J. Eide, Dr. Phillip Frost, Brian S. Genson, Saul Gilinski, Dr. Richard M. Krasno,
Richard J. Lampen, Howard M. Lorber, Jeffrey S. Podell, Richard J. Rosenstock and Mark Zeitchick
INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name in the space below.

2.	To approve a proposal to issue shares of our common stock to New Valley LLC to retire $5,000,000 principal amount of promissory notes held by New Valley at an exchange price of $1.80 per share (representing the average closing price of our common stock for the 30 trading days ending on the date of the exchange agreement).

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ I plan on attending the Annual Meeting.

Date:	, 2007

Signature

Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.